PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2025
Property, Plant, and Equipment [Abstract]
PREMISES AND EQUIPMENT	PREMISES AND EQUIPMENT
A summary of premises and equipment, less accumulated depreciation, follows:

(in thousands)	December 31, 2025	December 31, 2024
Land	$29,017	$29,889
Office buildings	138,695	139,216
Furniture, fixtures, and equipment	670,766	632,968
Leasehold improvement	645,425	610,149
Computer software	2,215,427	1,993,790
Automobiles and other	48,382	37,506
Total premises and equipment	3,747,712	3,443,518
Less accumulated depreciation	(2,811,421)	(2,456,565)
Total premises and equipment, net	$936,291	$986,953

Depreciation expense for premises and equipment, included in Occupancy and equipment expenses in the Consolidated Statements of Operations, was $387.7 million, $292.0 million, and $269.9 million for the years ended December 31, 2025, 2024 and 2023, respectively.

During the year ended December 31, 2025, the Company sold nine (9) properties in addition to the branch sale discussed in Note 1. The Company received net proceeds of $11.7 million from these sales, with a net gain of $8.7 million. The carrying value of these properties was $3.0 million. In 2024, the Company sold nine (9) properties. The Company received net proceeds of $7.8 million from the sales, with a net gain of $6.0 million. The carrying value of these properties was $1.8 million. In 2023, the Company sold fourteen (14) properties. The Company received net proceeds of $10.2 million from the sales, with a net gain of $5.1 million. The carrying value of these properties was $5.1 million. In addition to the fourteen properties sold in 2023, the Company completed the sale of SBC, including its fixed assets.

There where no material impairments of premises and equipment during the years ended December 31, 2025, 2024, and 2023.